                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12.

                             ERIE INDEMNITY COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                SUSAN HIRT HAGEN
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                    PRELIMINARY COPY, SUBJECT TO COMPLETION
                              DATED MARCH 9, 2000

                        [LETTERHEAD OF SUSAN HIRT HAGEN]

                                                                  March   , 2000

Dear Fellow Shareholder:

     As many of you are aware, I have been a Director of Erie Indemnity Company and related ERIE companies for 20 years, and since 1967 I have been a Co-Trustee of the H.O. Hirt Trusts created by my father which control 76.22% of the Company's Class B voting stock. I have been a shareholder for 45 years, and today I am the beneficial owner of 38.5% of the Class B voting stock of the Company which, together with ownership of Class A non-voting shares by me and my family interests, represents the largest (28%) investment in the Company. Over the past year or so, it has become increasingly evident to me that the current Board of Directors is not acting in the long-term interests of the Company, its Shareholders and its many constituencies. I believe that the Board of Directors and its management have demonstrated an alarming lack of judgment and a belief that they are not accountable to the Shareholders who elect them to office. As a result, I am seeking your support to elect a new Board of Directors for the Company at the Annual Meeting.

     The slate of nominees that I am proposing are individuals of integrity, experience and diverse disciplines who are committed to protecting the unique corporate culture of the Company. The election of my nominees for Director would provide management with the support necessary to focus the Company on the long-term interests of its Shareholders and other constituencies.

     Because the Board of Directors has given every indication that it will not allow me to nominate my slate for election to the Board at the Annual Meeting, thereby causing me to suffer irreparable harm, I will pursue in court my right to nominate and elect a slate of Directors other than those nominated by the current Board. In the event that the court does not affirm my right prior to the Annual Meeting, I am also seeking the vote of Class B shareholders to (a) remove all of the Directors of the Company immediately following their election at the Annual Meeting, (b) amend the Bylaws to allow the Shareholders to fix the number of Directors on the Board, (c) reduce the number of Directors on the Board to 11, and (d) nominate my slate for election as Directors of the Company to fill the vacancies on the Board so created. This latter course of action, however, is no substitute for my ability to exercise the fundamental right of a Shareholder to nominate directors. Consequently, I will continue to pursue this right through appropriate court action.

     The accompanying Proxy Statement provides additional information concerning my proposals. Should you have any additional questions, please contact Roger W. Richards, Esq. at (814) 455-0370.

     Thank you very much for your kind consideration. Class B shareholders, please sign, date and return today the enclosed GOLD Proxy card in the enclosed postage prepaid envelope. Regardless of how many shares you own, your vote is very important.

                                          Sincerely,

                                          /s/SUSAN HIRT HAGEN

                                          Susan Hirt Hagen

                    PRELIMINARY COPY, SUBJECT TO COMPLETION
                              DATED MARCH 9, 2000

                                PROXY STATEMENT
                                       OF
                                SUSAN HIRT HAGEN

                    IN OPPOSITION TO THE BOARD OF DIRECTORS
                                       OF
                             ERIE INDEMNITY COMPANY
                            ------------------------

                      2000 ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     This Proxy Statement (the "Proxy Statement") and the accompanying form of Proxy are being furnished by Susan Hirt Hagen, a Director of Erie Indemnity Company (the "Company") and beneficial owner of 38.5% of the Class B Common Stock of the Company (the "Class B Common Stock"), to the holders of shares of
Class B Common Stock, on or about March   , 2000, in connection with the
solicitation by Mrs. Hagen of proxies to be voted at the 2000 Annual Meeting of Shareholders (the "Annual Meeting"). On March 7, 2000, the Company's Board of Directors designated that the Annual Meeting will be held at 3:00 p.m., local time, on Tuesday, April 25, 2000 at the Auditorium of the F.W. Hirt-Perry Square Building, 100 Erie Insurance Place (Sixth and French Streets), Erie, Pennsylvania 16530. This Proxy Statement is also being furnished to the holders of shares of Class A Common Stock of the Company (the "Class A Common Stock"), who are not entitled to vote at the Annual Meeting, for informational purposes.

     Mrs. Hagen is the direct beneficial owner of 12 shares of Class B Common Stock and the beneficiary of one of the two trusts (the "Trusts") under a trust agreement created by her father, Henry Orth Hirt, co-founder of the Company. The Trusts beneficially own 2,340 shares of Class B Common Stock, representing 76.22% of the Class B Common Stock outstanding. Each of Mrs. Hagen and her brother, F. William Hirt, the Chairman of the Board of the Company, is the beneficiary of one of the trusts, each of which holds 1,170 shares, or 38.1%, of the Class B Common Stock. Thus, Mrs. Hagen beneficially owns 38.5% of the outstanding shares of Class B Common Stock. In addition, Mrs. Hagen and her family interests constitute the largest investor in the Company, owning 28% (nearly $600 million) of its economic value.

     Mrs. Hagen is soliciting proxies from the holders of outstanding shares of Class B Common Stock in order to:

     - Elect the following individuals as Directors of the Company at the Annual
       Meeting: Kenneth B. Frank, Patricia Garrison-Corbin, Susan Hirt Hagen, Samuel P. Katz, Claude C. Lilly, III, Ph.D., Henry N. Nassau, Esq., Mitchell S. Rosenthal, M.D., General Perry M. Smith, Ph.D., Charles D. Snelling, William H. Starbuck, Ph.D. and James M. Trapp, Esq. (collectively, the "Hagen Nominees").

     The Hagen Nominees are being proposed by Mrs. Hagen as a unified slate inasmuch as each Hagen Nominee has agreed not to serve, stand for election or become a Director of the Company as part of a slate of nominees proposed by any other party unless such slate contains a number of Hagen Nominees sufficient to constitute a majority of the members of the Board. See "Proposal 1 -- Nominees for Election as Director -- the Hagen Nominees." Mrs. Hagen, however, has retained the right to waive this condition. Any such waiver will be publicly disclosed if and when made by Mrs. Hagen.

     Since the current Board of Directors of the Company (the "Board") persists in its view that Mrs. Hagen cannot nominate the Hagen Nominees at the Annual Meeting (see "Proposal 1 -- Nominees for Election as Directors -- Voting"), Mrs. Hagen will suffer irreparable harm which she will remedy by pursuing in court her right to nominate and elect a slate of Directors other than those nominated by the current Board. In case the court does not reach a determination in favor of Mrs. Hagen prior to the Annual Meeting, Mrs. Hagen is also soliciting proxies from the holders of outstanding shares of Class B Common Stock in order to take the following actions at the Annual Meeting, as permitted by the Company's Bylaws (the "Bylaws"):

     - Remove all of the Directors of the Company immediately following their election at the Annual Meeting;

     - Amend the Bylaws to allow the Shareholders to fix the number of members of the Board;

     - Reduce the size of the Board to eleven (11) Directors; and

     - Nominate the Hagen Nominees for election as Directors of the Company to fill the vacancies on the Board (collectively, the "Alternative Proposal").

Although Mrs. Hagen will propose the Alternative Proposal at the Annual Meeting if left with no other option, it is her view that this alternative is no substitute for the Shareholders' fundamental right to nominate Directors. Consequently, Mrs. Hagen intends to continue to pursue that right through appropriate court action.

     If elected, the Hagen Nominees will constitute the entire Board.

  CLASS B SHAREHOLDERS WILL SOON RECEIVE A PROXY CARD FROM THE COMPANY. PLEASE RETURN ONLY MRS. HAGEN'S GOLD PROXY CARD AND DO NOT RETURN ANY COMPANY PROXY CARD UNDER ANY CIRCUMSTANCES, EVEN TO VOTE FOR THE BOARD'S NOMINEES. IF YOU
RETURN BOTH PROXY CARDS THERE IS A DANGER THAT YOUR SHARES WILL NOT BE VOTED AS
    YOU DESIRE, BECAUSE ONLY THE LATEST DATED PROXY CARD YOU SUBMIT COUNTS.

     Mrs. Hagen is proposing her own slate of nominees for election to the Board because she believes that the Board has demonstrated an alarming lack of judgment and has lost sight of the Company's history and its unique and highly successful business philosophy. In addition, Mrs. Hagen believes the Board is not focused on, and is not operating the Company in accordance with, the long-term interests of the Shareholders who elect them to office. Mrs. Hagen has no confidence whatsoever in the current Board and management's ability to continue to be the stewards of the Shareholders' interests and in their ability to lead the Company through the current extremely competitive environment and into an ever changing business and technological world. Mrs. Hagen believes that the election of the Hagen Nominees would provide management with the support necessary to focus the Company on the long-term interests of its Shareholders and other constituencies. Mrs. Hagen believes that the Hagen Nominees are individuals of integrity and experience who have impeccable credentials in a wide variety of disciplines and are committed to protecting the unique corporate culture of the Company. For further information concerning the reasons for the solicitation, see "-- Reasons for the Solicitation" below.

                QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE
              ACCOMPANYING GOLD PROXY CARD SHOULD BE DIRECTED TO:

                            ROGER W. RICHARDS, ESQ.
                          Richards & Associates, P.C.
                          100 State Street, Suite 440
                         Erie, Pennsylvania 16507-1456
                                 (814) 455-0370

VOTING

     At its March 7, 2000 meeting, the Board fixed the close of business on Monday, March 20, 2000 as the record date for the determination of the holders of Class B Common Stock entitled to notice of and to vote at the Annual Meeting.
On such date, there were      shares of Class B Common Stock outstanding and
entitled to vote at the Annual Meeting. On all matters, including the election of Directors, each holder of Class B Common Stock will have one vote for each share held. Holders of Class A Common Stock do not have the right to vote on any of the matters to be acted upon at the Annual Meeting.

     Except as may be otherwise provided in Sections 1756(b)(1) and (2) of the Pennsylvania Business Corporation Law (the "BCL") in the case of adjourned meetings, a majority of the outstanding shares of Class B Common Stock will constitute a quorum at the Annual Meeting for the election of Directors, the approval of the Alternative Proposal and the ratification of the selection of independent auditors. Cumulative voting rights do not exist with respect to the election of Directors. The nominees for Director receiving the highest number of votes cast by the holders of Class B Common Stock in person or by proxy at the Annual Meeting will be elected as Directors. The approval of the Alternative Proposal and the ratification of the selection of Brown, Schwab, Bergquist & Co. as the Company's independent public accountants for 2000 will require the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of the Class B Common Stock. Shares of Class B Common Stock held by brokers or nominees as to which voting instructions have not been received from the beneficial owner or person otherwise entitled to vote and as to which the broker or nominee does not have discretionary voting power, i.e., broker nonvotes, will be treated as not present and not entitled to vote for nominees for election as Directors. Abstentions will be treated as the withholding of authority to vote for nominees for election as Directors, the Alternative Proposal and the ratification of the selection of Brown, Schwab, Bergquist & Co. Abstentions from voting and broker nonvotes will have no effect on the election of Directors, the Alternative Proposal or the ratification of the selection of Brown, Schwab, Bergquist & Co. because they will not represent votes cast at the Annual Meeting.

     The Trusts collectively own 2,340 shares of Class B Common Stock. Because such shares represent 76.22% of the outstanding shares of Class B Common Stock, the Trusts own sufficient shares to determine the outcome of any matter submitted to a vote of the holders of the Class B Common Stock, assuming all of the shares held by the Trusts are voted in the same manner. The trustees of the Trusts as of the record date for the Annual Meeting are F. William Hirt, Susan Hirt Hagen and Bankers Trust Company of New York ("Bankers Trust"). Under the provisions of the Trusts, the shares of Class B Common Stock held by the Trusts are to be voted as directed by a majority of trustees then in office. If at least a majority of the trustees then in office of both of the Trusts vote for the election of the Hagen Nominees, for the Alternative Proposal and for the ratification of the selection of Brown, Schwab, Bergquist & Co. as the Company's independent public accountants for 2000, such nominees will be elected as Directors of the Company, the Alternative Proposal will be approved and the selection of Brown, Schwab, Bergquist & Co. as the Company's independent public accountants for 2000 will be ratified, even if all shares of Class B Common Stock other than those held by the Trusts are not voted for such nominees, for the Alternative Proposal or for such ratification.

     If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the person giving it any time before the vote at the Annual Meeting either by filing with the Secretary of the Company a written notice of revocation or a proxy bearing a later date than the most recently submitted proxy or by attending the Annual Meeting and voting in person. The execution of a proxy will not affect a Shareholder's right to attend the Annual Meeting and vote in person, but attendance at the Annual Meeting will not, by itself, revoke a proxy.

     Unless contrary instructions are indicated on the enclosed GOLD Proxy, all shares of Class B Common Stock represented by valid Proxies received pursuant to this solicitation (which have not been revoked as described above) will be voted
(a) FOR the election of the Hagen Nominees, (b) FOR the Alternative Proposal,
(c) FOR the ratification of the selection of Brown, Schwab, Bergquist & Co. as the Company's independent public accountants for 2000 and (d) at the discretion of the Proxy holder(s), on such other business as may properly come before the Annual Meeting, including any adjournment(s) or postponements(s) thereof.

     CLASS B SHAREHOLDERS WISHING TO VOTE FOR THE HAGEN NOMINEES MUST SUBMIT THE ENCLOSED GOLD PROXY CARD AND SHOULD NOT SUBMIT THE COMPANY'S PROXY CARD. IF THE HAGEN NOMINEES ARE ELECTED, THE BOARD WILL CONSIST OF THE 11 HAGEN NOMINEES AND THE TWO NOMINEES OF THE COMPANY WHO RECEIVE

THE HIGHEST VOTE TOTALS. SHAREHOLDERS WHO VOTE THEIR SHARES WITH THE ENCLOSED GOLD PROXY CARD WILL BE VOTING FOR ONLY 11 OF THE 13 POSITIONS ON THE BOARD.

     In the event that the Annual Meeting is adjourned, pursuant to Section 1756(b)(1) of the BCL, those Shareholders entitled to vote who attend a meeting of Shareholders that was previously adjourned for lack of a quorum shall constitute a quorum for the purpose of electing Directors even though the number of Shareholders present at such adjourned meeting constitutes less than a quorum as fixed in the Bylaws.

     For purposes other than the election of Directors, pursuant to Section 1756(b)(2) of the BCL, notice is hereby given that those Shareholders entitled to vote who attend a meeting of Shareholders that has been previously adjourned for one or more periods aggregating at least fifteen days because of an absence of a quorum, shall constitute a quorum for acting upon any matter set forth in this notice even though the number of Shareholders present at such adjourned meeting is less than a quorum as fixed in the Bylaws.

     Class B Shareholders having already returned a Company proxy card, even if to withhold authority to vote, please sign, date and return the enclosed GOLD Proxy card in the enclosed postage-prepaid envelope; only the latest dated proxy counts. Execution of the GOLD Proxy card will revoke any earlier dated proxy for the Annual Meeting. Therefore, if you sign and deliver both the GOLD Proxy card and the proxy card provided by the Company, the latest dated proxy is the one that counts and the earlier dated proxy will be revoked. Regardless of how many shares you own, your vote is very important.

     If your shares of Class B Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, only that entity can execute a proxy. Accordingly, please contact the person responsible for your account and give instructions for a proxy to be signed representing your shares.

         THE VOTE OF CLASS B SHAREHOLDERS AT THIS YEAR'S ANNUAL MEETING
        IS ESPECIALLY IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED GOLD
          PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

                                   PROPOSAL 1

                       NOMINEES FOR ELECTION AS DIRECTORS

GENERAL

     The Bylaws provide that the Board shall consist of not less than 7 nor more than 16 Directors, with the exact number to be fixed from time to time by resolution of the Board. At the 1999 Annual Meeting of Shareholders, 11 persons were elected to serve as Directors on the Board until the 2000 annual meeting of Shareholders and until his or her successor had been duly elected. A vacancy on the Board was created, however, when Edmund J. Mehl, a Director whose terms was to expire at the Annual Meeting, resigned from his position on September 13, 1999. In addition, on September 13, 1999, the Board, by resolution, increased the number of persons to serve on the Board from 11 to 13. To fill these newly-created vacancies, the Board appointed three new Directors. Under the Bylaws any vacancy occurring on the Board for any reason may be filled by a majority vote of the Directors then remaining in office until the next succeeding annual meeting of the Company's Shareholders.

     On December 29, 1999, in compliance with the Bylaws as amended by the Board on August 16, 1999, Mrs. Hagen delivered a Notice of Shareholder Proposals With Respect to the Annual Meeting (the "Notice") to the Nominating Committee of the Board (the "Nominating Committee") and the Secretary of the Company. The Notice contained three alternative proposals in respect of the Annual Meeting: (i) the inclusion of the Hagen Nominees in the Board's slate of Directors for election to the Board at the Annual Meeting; (ii) if the Board did not include the Hagen Nominees in its slate, the nomination of the Hagen

Nominees by Mrs. Hagen; and (iii) if the Board did not allow Mrs. Hagen to nominate the Hagen Nominees at the Annual Meeting (for reasons discussed below), the (a) removal of all the Directors of the Company immediately following their election at the Annual Meeting, (b) the amendment of the Bylaws to allow the Shareholders to fix the number of Board members, (c) the reduction of the number of Directors on the Board to 11, and (d) the nomination of the Hagen Nominees for election as Directors of the Company to fill the vacancies on the Board so created.

     Mrs. Hagen was forced to submit three alternative proposals because of the position the Board takes with respect to her nomination of the Hagen Nominees as Directors at the Annual Meeting. Typically, a shareholder of a public corporation who complies with advance notice requirements of the type set forth in the Bylaws would be ensured that his or her nominees would be placed before the shareholders for consideration at an annual meeting of shareholders. However, the Board has taken the position that only the Nominating Committee of the Company has the power to nominate Directors for election to the Board, even though the right of a Shareholder to nominate Directors is clearly contemplated by the Bylaws. Therefore, Mrs. Hagen expected that the Company would not permit her to propose the Hagen Nominees for election at the Annual Meeting. Mrs. Hagen's prediction of the Company's reaction towards her nomination of Directors was confirmed by the Board's most recent actions.

     In February 2000, the Nominating Committee contacted one of Mrs. Hagen's eleven nominees for an interview. On February 23, Mrs. Hagen notified the Chair of the Nominating Committee that she requested that such nominee decline to be interviewed at that time until a process could be established to permit the other Hagen Nominees to be interviewed by the Nominating Committee as well. Mrs. Hagen further stated that she did not object to her candidates being interviewed; in fact, she welcomed it, as did all her candidates. However, Mrs. Hagen felt that to single out just one for an interview from all of the highly qualified Hagen Nominees, each of whom Mrs. Hagen believes has more than the necessary experience and talent to serve ably on the Board, gave the appearance of prejudgment against the others before giving each one an opportunity to make his or her own presentation on behalf of themselves and the slate. In response, the Nominating Committee notified Mrs. Hagen on March 1, 2000 that it refused to interview the Hagen Nominees, claiming that their alignment as a group called into question their independence. Mrs. Hagen found the Nominating Committee's reluctance to interview the ten individuals proposed as part of her slate surprising, especially in light of the fact that such individuals met every legal requirement for service as a director of an insurance holding company, including the requirement that one-third or more of the members of a board be persons who are not officers or employees of the insurer or owners of a controlling interest in the insurer.

     On February 29, 2000, Mrs. Hagen sent a letter to the Board requesting that it include the following resolutions in its agenda for consideration at its March 7th meeting:

          RESOLVED, That in addition to those nominees who have been recommended by the Board's Nominating Committee and approved by the Board of Directors for nomination, the following named persons, who have been duly proposed for nomination to the Company's Board of Directors in accordance with
     Section 2.07(a) of the Company's Bylaws by Susan Hirt Hagen in her capacity as a Class B voting shareholder, be and hereby are authorized to be placed in nomination for election as Directors of the Company at the April 25, 2000 Annual Meeting of Shareholders:

           Kenneth B. Frank
           Patricia Garrison-Corbin
           Susan Hirt Hagen
           Samuel P. Katz
           Claude C. Lilly, III, Ph.D.; CLU, CPCU
           Henry N. Nassau, Esq.
           Mitchell S. Rosenthal, M.D.
           Perry M. Smith, Ph.D.; Major General, USAF (Ret.)
           Charles D. Snelling
           William H. Starbuck, Ph.D.
           James M. Trapp, Esq.

          FURTHER RESOLVED, That any information necessary and/or appropriate for the above named nominees to the Company's Board of Directors be included in the Company's Proxy Statement for such meeting which Proxy Statement shall set forth that such persons have been proposed, and will be accepted, for nomination at that time.

     At the March 7th Board meeting, the Nominating Committee informed the Board that it was not ready to present its report and would therefore have to defer to an undisclosed time presentation of its slate of nominees for Director at the Annual Meeting. Mrs. Hagen thereupon proposed the adoption of the foregoing resolutions. Mrs. Hagen's proposal was seconded by two directors, F. William Hirt, Chairman of the Board, and Stephen A. Milne, President and CEO of the Company. However, immediately after it was seconded, Jan Van Gorder, a Director and the Executive Vice President, General Counsel and Secretary of the Company, made a motion that Mrs. Hagen's proposal be tabled; Mr. Van Gorder's motion was quickly seconded and adopted by the Board over Mrs. Hagen's sole dissenting vote. The Board gave Mrs. Hagen no indication when, if ever, her proposal would actually be considered by the Board. At that point, Mrs. Hagen advised the Board that she deemed the tabling of her motion to be a rejection of her proposal. In an effort to gauge the Board's position on the issue, during the course of the meeting, Mrs. Hagen polled the Board with respect to each member's view on a voting Shareholder's right to nominate candidates for election to the Board. A substantial majority of the Board members, including the Chair of the Nominating Committee, expressed the view that the right to nominate individuals to the Company's Board Directors lies exclusively with the Nominating Committee. In adopting this view, half of these Directors cited their reliance on the opinion of the Company's outside counsel. Although one of these Directors (the second largest Class B shareholder) expressed "no comment," none of the Directors supported Mrs. Hagen's view that Class B shareholders have the right to nominate as well as vote.

     Inasmuch as the Board continues to adhere to its position that a Shareholder is not entitled to nominate candidates to the Board and therefore deny her the right to nominate the Hagen Nominees at the Annual Meeting, thereby causing her to suffer irreparable harm, she will immediately seek a declaratory judgement to vindicate that right as a matter of Pennsylvania law. If this right is not affirmed by the courts prior to the Annual Meeting, Mrs. Hagen will propose the Alternative Proposal for adoption at the Annual Meeting. For further information concerning the Alternative Proposal, see "-- Proposal 2 -- the Alternative Proposal" below. Although if left with no other option, Mrs. Hagen will propose the Alternative Proposal, it is Mrs. Hagen's view that the Alternative Proposal is no substitute for her fundamental right as a Shareholder to nominate Directors. Therefore, she will continue to seek to vindicate that right for herself and all other Shareholders through appropriate court action.

     Mrs. Hagen recommends that the holders of outstanding shares of Class B Common Stock vote for the election of the Hagen Nominees. Each of the Hagen Nominees has consented to be named in this Proxy Statement and to serve as Director of the Company if elected. Mrs. Hagen is the only Hagen Nominee who is presently a member of the Board. Mrs. Hagen has no reason to believe that any Hagen Nominee will refuse to act or be unable to accept election; however, in the event that a nominee is unable to accept election, Proxies solicited by Mrs. Hagen will be voted in favor of the remaining nominees and for such other persons as may be designated by Mrs. Hagen, unless she is directed by Proxy to do otherwise.

THE HAGEN NOMINEES

     The information below concerning age, principal occupation, directorships and beneficial ownership of stock of the Company has been furnished by the respective Hagen Nominees. Unless otherwise indicated, the principal occupation of each of the Hagen Nominees has been the same for the last five years, and such person possesses sole voting and investment power with respect to the shares of Common Stock of the Company indicated as beneficially owned by such person. Other than Mrs. Hagen, who is the sister of F. William Hirt, Chairman of the Board, Chairman of the Executive Committee and a Director of the Company, there are no family relationships between the Hagen Nominees and any of the Directors or executive officers of the Company.

                             NOMINEES FOR DIRECTOR

                                                                        SHARES BENEFICIALLY OWNED ON  PERCENT
NAME                                AGE       PRINCIPAL OCCUPATION          FEBRUARY 22, 2000(1)      OF CLASS
----                                ---   ----------------------------  ----------------------------  --------
Kenneth B. Frank..................  55    Founder, President and CEO,               --                    --
                                          the Technology Group, Inc.
                                          (a software development
                                          company)
Patricia Garrison-Corbin..........  52    Founder, President and CEO,               --                    --
                                          P.G. Corbin & Company, Inc.,
                                          (a financial advisory firm
                                          that provides investment
                                          management services to
                                          municipalities)(2)
Susan Hirt Hagen..................  64    Co-Trustee, H.O. Hirt         16,751,700 Class A Shares      25.0%
                                          Trusts; Managing Partner,     1,182 Class B Shares           38.5%
                                          Hagen, Herr & Peppin;(3)      (4)(5)(6)(7)
Samuel P. Katz....................  50    1997-Present: Founder,                    --                    --
                                          President and CEO of Enter
                                          Sport Capital Advisors, Inc.
                                          (a private investment
                                          development and consulting
                                          firm); 1994-1997: Partner,
                                          Stafford Capital Partners,
                                          L.P. (an investment company
                                          and developer).
Claude C. Lilly, III, Ph.D.; CLU,
  CPCU............................  53    July 1998-Present: Interim                --                    --
                                          Dean, Belk College of
                                          Business Administration,
                                          University of North Carolina
                                          Charlotte ("Belk"); August
                                          1997-Present: James H.
                                          Harris Chair of Risk
                                          Management and Insurance,
                                          Belk; August 1995-January
                                          1996: CEO, Quinstone, Inc.
                                          (a manufacturing business).
Henry N. Nassau, Esq. ............  45    May 1999-Present: Managing                --                    --
                                          Director, General Counsel &
                                          Secretary, Internet Capital
                                          Group, Inc. (NASDAQ: ICGE)
                                          (an internet holding
                                          company); September 1997-
                                          May 1999: Partner and
                                          Chairman of the Business
                                          Department, Dechert, Price &
                                          Rhoades (a law firm).(8)(9)
Mitchell S. Rosenthal, M.D. ......  65    President and CEO, Phoenix                --                    --
                                          House Foundation (operator
                                          of substance abuse
                                          programs.(10)
Perry M. Smith, Ph.D.; Major
  General, USAF (Ret.)............  65    President and CEO, Visionary              --                    --
                                          Leadership, Ltd (a
                                          leadership, strategic
                                          planning and ethics
                                          company).(11)
Charles D. Snelling...............  68    President and Director,                   --                    --
                                          Western Lehigh Valley Corp.
                                          (a land development
                                          company); President and CEO
                                          of the Snelling Company (a
                                          real estate and venture
                                          capital company).(9)(12)

                                                                        SHARES BENEFICIALLY OWNED ON  PERCENT
NAME                                AGE       PRINCIPAL OCCUPATION          FEBRUARY 22, 2000(1)      OF CLASS
----                                ---   ----------------------------  ----------------------------  --------
William H. Starbuck, Ph.D. .......  61    ITT Professor of Creative         100 Class A Shares             *
                                          Management, Stern School of
                                          Business Administration, New
                                          York University; President
                                          and Member of the Board of
                                          Governors Academy of
                                          Management (a professional
                                          association).
James M. Trapp, Esq. .............  65    1997-Present: Of Counsel,                 --                    --
                                          McDermott, Will & Emery;
                                          1961-1997: Partner or
                                          Associate, McDermott, Will &
                                          Emery; 1961-1997: President,
                                          James M. Trapp, P.C.

---------------
  *  Less than 1%

 (1) Under the rules of the Securities and Exchange Commission ("SEC"), a person is deemed to be the beneficial owner of securities if he or she has, or shares, "voting power" (which includes the power to vote, or to direct the voting of, such securities) or "investment power" (which includes the power to dispose, or to direct the disposition, of such securities). Under these rules, more than one person may be deemed to be the beneficial owner of the same securities. Securities beneficially owned also include securities owned jointly, in whole or in part, or individually by the person's spouse, minor children or other relatives who share the same home. The information set forth in the above table includes all shares of Class A Common Stock and Class B Common Stock over which the named individuals, individually or together, share voting power or investment power, adjusted, however, to reflect shares as to which the named individuals disclaim beneficial ownership. The table does not reflect shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock, each of which is currently convertible into 2,400 shares of Class A Common Stock.

 (2) Ms. Corbin is also the sole stockholder of the managing partner of the Delancy Capital Group (an asset brokerage firm) and the sole stockholder and Director of P.G. Corbin Asset Management, Inc. (an asset brokerage firm).

 (3) Since 1980, Mrs. Hagen has also been a Director of the Company and a Director of Erie Family Life Insurance Company (an affiliated entity of the Company).

 (4) Mrs. Hagen and her husband, Thomas B. Hagen, are limited partners of the Hagen Family Limited partnership which owns 10,092,900 shares of Class A Common Stock and 1 share of Class B Common Stock. Mr. Hagen is the general partner of the partnership and has the sole right to vote such shares. Under SEC rules, the maximum beneficial ownership of Class A Common Stock and Class B Common Stock which Susan Hirt Hagen and Thomas B. Hagen together could be deemed beneficially to have is 16,756,800 shares of Class A Common Stock, or 25.0% of the outstanding shares of Class A Common Stock, and 1,186 shares of Class B Common Stock, or 38.6% of the outstanding shares of Class B Common Stock. Mr. and Mrs. Hagen together could also be deemed the beneficial owners of an additional 2,846,400 shares of Class A Common Stock issuable upon the conversion of the 1,186 shares of Class B Common Stock they together could be deemed to own beneficially. If all 1,186 shares of Class B Common Stock Mr. and Mrs. Hagen together could be deemed to own beneficially were converted into Class A Common Stock, the maximum beneficial ownership of Class A Common Stock that Mr. and Mrs. Hagen together could be deemed to have would be 19,603,200 shares of Class A Common Stock, or 28.06% of the then outstanding shares of Class A Common Stock. Thomas B. Hagen disclaims beneficial ownership of the shares of Class A Common Stock and Class B Common Stock owned by Susan Hirt Hagen.

 (5) Excludes 5,100 shares of Class A Common Stock and 3 shares of Class B Common Stock owned by Thomas B. Hagen, the husband of Susan Hirt Hagen. Mrs. Hagen disclaims beneficial ownership of these shares.

 (6) There are two H.O. Hirt Trusts, one for the benefit of F. William Hirt and one for the benefit of Susan Hirt Hagen. Each of the H.O. Hirt Trusts is the record owner of 1,170 shares of Class B Common Stock, or 38.11% of the outstanding shares of Class B Common Stock. The trustees of the H.O. Hirt Trusts are F. William Hirt, Susan Hirt Hagen and Bankers Trust. Mr. Hirt and Mrs. Hagen, who are brother and sister, are each the beneficial owner of 1,170 shares of Class B Common Stock held by the H.O. Hirt Trusts.

 (7) Although Class B shareholders have a right to convert one Class B share into 2,400 Class A shares, that right with respect to 2,340 Class B shares held by the H.O. Hirt Trusts as referenced in footnote 6 above for Susan Hirt Hagan is significantly restricted under the terms of the Trust Agreement. The Trust Agreement provides that in any such exchange or disposition, the affirmative vote of the corporate co-trustee is required in addition to one or both of the individual trustees. In addition, the Trust Agreement requires that if a disposition is made, which can be done only under limited conditions, then all, but not less than all, of those Class B shares must be so disposed; thereby in effect bringing the Trusts to an end.

 (8) Since 1999, Mr. Nassau has also been a Director of CourtLink and Justice Link, Inc. (a legal internet company) and Albert Abela Corporation (an international food and hospitality corporation).

 (9) Charles D. Snelling and Henry N. Nassau, along with Mrs. Hagen's husband, Thomas B. Hagen, serve as Directors of Bliley Electric Company (a private electronics component manufacturer) owned by Roger W. Richards, legal counsel for the Hagen Family.

(10) Mr. Rosenthal is also a Director of INAMED Corporation (NASDAQ: IMDC) (a global surgical medical device company).

(11) General Smith is also a Contributing Editor to U.S. News & World Report and from 1991 to 1998, he served as a military analyst and special consultant to the Cable News Network.

(12) Mr. Snelling also sits on the board of Axicon Technologies, Inc. (a high technology power transmission company).

     Each Hagen Nominee (other than Mrs. Hagen) has entered into an Indemnification Agreement with Mrs. Hagen pursuant to which: (i) each other Hagen Nominee has agreed to be named as a nominee for election as a Director of the Company at the Annual Meeting; (ii) each other Hagen Nominee (unless previously approved by Mrs. Hagen in writing) has agreed that each will not serve as a nominee for election as a Director of the Company, or to otherwise stand for election as or become a Director of the Company, as part of a slate of nominees proposed by any other party (including the Board or the Nominating Committee), other than Mrs. Hagen, unless such slate includes a number of nominees proposed by Mrs. Hagen sufficient to constitute a majority of the members of the Board of the Company; and (iii) Mrs. Hagen has agreed to indemnify each other Hagen Nominee from and against any losses incurred by such Hagen Nominee resulting from, relating to or arising out of the nomination of such Hagen Nominee for election as a Director of the Company at the Annual Meeting. The foregoing indemnification agreements expire when the Hagen Nominees are elected as Directors.

           MRS. HAGEN RECOMMENDS THAT HOLDERS OF CLASS B COMMON STOCK
              VOTE IN FAVOR OF THE HAGEN NOMINEES LISTED ABOVE AND
            NOT VOTE IN FAVOR OF ANY OF THE NOMINEES OF THE COMPANY.

                                   PROPOSAL 2

                            THE ALTERNATIVE PROPOSAL

     As is discussed above, because Mrs. Hagen believes that the Nominating Committee will not include the Hagen Nominees in its slate of Directors for election to the Board at the Annual Meeting and because the Company will also deny her the right to nominate the Hagen Nominees at the Annual Meeting, thereby causing her irreparable harm, she will seek a declaratory judgement to vindicate that right as a matter of Pennsylvania law. In the event that Mrs. Hagen's right to nominate candidates for election at the Annual Meeting is not affirmed by the courts on a timely basis, Mrs. Hagen will propose the Alternative Proposal at the Annual Meeting, as permitted by the Bylaws. The Alternative Proposal consists of the following:

     - The removal of all the Directors immediately following their election at the Annual Meeting;

     - The amendment of the Bylaws by the adoption of the following resolution:

          RESOLVED, that the Bylaws of this Corporation be amended by deleting the first sentence of Section 3.02 and replacing it with a new first sentence, which shall read as follows:

           "The Board of Directors shall consist of not less than seven (7), nor more than sixteen (16), Directors (the exact number to be fixed from time by resolution of the Board or by vote of the Shareholders) at any duly organized annual or special meeting of Shareholders, to serve until the ensuing Annual Meeting and until a successor is elected and qualified or until his or her earlier death, resignation or removal.";

     - The reduction and the fixing of the number of Directors on the Board to eleven (11) Directors; and

     - The nomination of the Hagen Nominees for election as Directors of the Company to fill the vacancies on the Board so created.

HOW THE ALTERNATIVE PROPOSAL WORKS

     The current Board's position -- that only persons nominated by the Nominating Committee can stand for election to the Board at the Annual
Meeting -- is intended to prevent the Shareholders, including the Trusts' 76.22% controlling interest, from exercising their fundamental right to nominate and elect the Directors of the Company. If the Alternative Proposal is approved, however, this right will be returned to the Shareholders. Under the Bylaws, the entire Board may be removed from office without cause by a vote of the Shareholders. In case the Board is so removed, new Directors may be elected by the Shareholders at the same meeting. Consequently, the Alternative Proposal provides that, as soon as the Company's nominees are elected as Directors at the Annual Meeting, the Shareholders will vote to remove them from office and elect the Hagen Nominees.

     In addition, in order to avoid permanent increases in the number of Directors by the Board, the Alternative Proposal amends the Bylaws to allow Shareholders to be able to fix the number of Directors (which currently can only be accomplished by the Board) and at the same time reduces the number of Directors currently on the Board from 13 to 11.

     Although Mrs. Hagen will propose the Alternative Proposal at the Annual Meeting if left with no other option, it is her view that this alternative is no substitute for her fundamental right as a Shareholder to nominate Directors. Consequently, Mrs. Hagen intends to continue to seek to vindicate that right for herself and all other Shareholders through appropriate court action.

           MRS. HAGEN RECOMMENDS THAT HOLDERS OF CLASS B COMMON STOCK
          VOTE IN FAVOR OF THE ALTERNATIVE PROPOSAL IN CASE SHE IS NOT
        PERMITTED TO NOMINATE THE HAGEN NOMINEES AT THE ANNUAL MEETING.

                          REASONS FOR THE SOLICITATION

BACKGROUND

     Henry Orth Hirt created the Trusts to preserve the unified ownership and control of the Company. To Mrs. Hagen's disappointment, however, it has become increasingly evident that the current Board has lost the recognition that it serves as a steward for the rights of others and is not acting in the long-term interests of the Company, its Shareholders and its many constituencies. Mrs. Hagen believes that the Board has demonstrated an alarming lack of judgment and a belief that it is not accountable to the Shareholders who elect them to office. It is her view that the Board has embarked on a strategy to abrogate the rights of voting Shareholders, making it impossible for the trustees to discharge their fundamental obligation to generations of beneficiaries of preserving unified ownership and control of the Company.

THE BOARDS ACTIONS ARE HOSTILE TO THE INTERESTS OF THE COMPANY'S SHAREHOLDERS

     The Board's hostile attitude to the interests of the Company's Shareholders is demonstrated by its actions during 1999. On January 26, 1999, Bankers Trust replaced Mellon Bank as corporate co-trustee of the Trusts after Mellon Bank resigned. Soon after its appointment, and on behalf of the Trusts as majority Shareholder, Bankers Trust asked the Board to postpone the 1999 Annual Meeting for a minimal period of 30 days so it could meet with and educate itself about the nominees for the Board. Mrs. Hagen as a co-trustee supported Bankers Trust in that request, thus having two out of the three trustees in agreement. The Board denied this request. At the same time, the Board refused to make the nominees available to Bankers Trust for individual interviews, and the Chairman of the Board claimed through counsel that such individual interviews were neither necessary nor appropriate, despite the fact that the Trusts are the single largest voting Shareholder of the Company with 76% of the voting stock.

THE BOARD HAS EFFECTIVELY DISENFRANCHISED THE COMPANY'S SHAREHOLDERS

     The Board maintains that candidates for election to the Board can only be nominated by the Nominating Committee to the exclusion of the Trusts and all other voting Shareholders. Bankers Trust sought a court determination that this view was in opposition to the Bylaws and Pennsylvania law. Mrs. Hagen as a co-trustee supported Bankers Trust's position. However, the Board and the Board Chairman, as a co-trustee, asked the court to dismiss the case. Acting in a manner clearly intended to perpetuate its control of the Company and to preempt the litigation that would conclusively resolve whether Pennsylvania law allows Shareholders to nominate candidates to the Board, the Board amended the Bylaws on June 15, 1999 to make the Nominating Committee the exclusive source of nominations for the Board.

     In response, Bankers Trust and Mrs. Hagen caused the Trusts to call a Special Meeting of the Shareholders of the Company to repeal this amendment. In violation of the Bylaws and Pennsylvania corporate law, the Board authorized the Secretary of the Company to refuse to honor this call for a Special Meeting. Proper requests for Shareholder lists of the Company also were refused. Although the Board, under pressure from the Trusts, repealed this amendment in part on August 16, 1999, the Board still asserts that the Nominating Committee is the only source of nominations to the Board. On July 15, 1999, the Court of Common Pleas of Erie County, Pennsylvania, Orphans Court Division (in which this issue was litigated) held that the matter was not ready for adjudication at the time.

     Then, on Monday, September 13, 1999, with only one business day's notice to the Directors and Bankers Trust by the Nominating Committee, the Board appointed three new Directors. As a result, Bankers Trust and Mrs. Hagen were unable to consult with the Board in connection with these appointments or to interview the new Directors. By claiming that the Nominating Committee has the sole right to nominate Directors, and by appointing new Directors without giving the co-trustees an opportunity to participate, the Board has clearly demonstrated that it considers itself to be a self-perpetuating, self-referential body not accountable to Shareholders. Mrs. Hagen believes that a Board which considers itself elected until mandatory retirement age and not subject to ordinary principles of corporate democracy is unacceptable. Because the Board's conduct constitutes a frontal assault on the foundation of the Trusts that she is duty bound as a co-trustee to defend, Mrs. Hagen believes she is obligated to seek the replacement of this Board with one that is not opposed to the fundamental rights of the voting Shareholders.

THE BOARD HAS INAPPROPRIATELY REWARDED INSIDERS

     Beginning in 1992, F. William Hirt made regular gifts of Company stock (worth approximately $1 million when made, and having a current market value of nearly $2 million) to senior officers and Directors of the Company. In Mrs. Hagen's view, these gifts, which had not been disclosed to the Board, were violative of Company policy, created a disturbing appearance of impropriety and called into serious question the judgment and ethics of the participants. The gifts were discontinued after discovery by Mrs. Hagen accompanied by her demand for the resignation of certain Directors. Although a special committee of Directors appointed by the Board to investigate this extraordinary conduct by its fellow Board members concluded that no violations of law, Company policy or fiduciary duty had occurred, Mrs. Hagen remains convinced that the gifts were simply wrong. In fact, despite the conclusions of the Board's own special committee, the Board contemporaneously adopted new Bylaws prohibiting Directors and officers of the Company from accepting gifts of more than an insignificant value from any person associated with the Company. Under the existing Bylaws, the gifts would not only be prohibited, but would have to be returned.

THE BOARD IS COMPROMISING THE LONG-TERM INTERESTS OF THE SHAREHOLDERS

     The Company opposes any attempt by the co-trustees of the Trusts to examine or question the Company's actions, and effectively prevents the co-trustees from performing their fiduciary duty to protect the interests of the Trusts and to act in accordance with the intent of the Company's founder. In addition, the Company initially ignored and then delayed responding to Mrs. Hagen's several requests to provide her with information which she felt necessary to examine in order to comply with her fiduciary duties as a Director. Mrs. Hagen believes that the Board has lost sight of the Company's history and its unique and highly successful business philosophy and is not focused on, and is not operating the Company in accordance with, the long-term interest of the Company's Shareholders. She is convinced that all of this will result over time in the erosion of the Company's singular corporate culture, business philosophy and financial performance. The Board's opinion of itself is no substitute for Shareholder oversight.

THERE IS NO OTHER SOLUTION -- AN ALTERNATIVE BOARD MUST BE ELECTED

     Based on the foregoing, Mrs. Hagen has determined that she has no alternative but to propose an alternative slate of Directors for election at the Annual Meeting who would be committed to ordinary principles of corporate democracy. Mrs. Hagen's slate allows the Shareholders of the Company the opportunity to elect a Board that will protect the unique corporate culture of the Company, be accountable and responsive to the Company's Shareholders and implement a program to protect the long-term interests of the Company, its Shareholders and its other constituencies. Mrs. Hagen believes that the actions she is taking are consistent with the past actions and concerns of Bankers Trust as corporate trustee.

                             DIRECTOR COMPENSATION

     The annual retainer for the Company's Directors is $25,000, plus $1,500 for each meeting attended and $1,500 for each committee meeting attended plus an additional $2,000 per year for each committee chairperson. In addition, all Directors are reimbursed for their expenses incurred in attending meetings. Officers of the Company who serve as Directors are not compensated for attendance at meetings of the Board and its committees.

                               LEGAL PROCEEDINGS

     In March 1999, Bankers Trust submitted its resignation as corporate co-trustee of the Trusts. As a result, a proceeding was initiated in the Court of Common Pleas of Erie County, Pennsylvania, Orphans Court Division (the "Court") to select a replacement corporate co-trustee. Mrs. Hagen favors Sentinel Trust Company of Houston while F.W. Hirt, favors First Union National Bank of Philadelphia ("First Union"). Mrs. Hagen and other Trust beneficiaries oppose the appointment of First Union because it is involved in direct insurance sales competition with the Company, its subsidiaries, affiliates and its loyal independent agents. On January 20, 2000, the Company filed a memorandum with the Court supporting the appointment of First Union as the replacement trustee. On February 23, the Court issued an order stating that it would take the necessary steps to select a replacement co-trustee only after the parties applied for and received a ruling from the Internal Revenue Service with respect to the tax treatment of the plan chosen to fund the corporate co-trustee. On March 6, the Company filed a Motion for Reconsideration and/or Clarification, and on March 8,
F. William Hirt filed a motion for Reconsideration, of the foregoing order of the Court.

                       SECTION 16(A) BENEFICIAL OWNERSHIP

     Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that the officers and Directors of a corporation, such as the Company, which has a class of equity securities registered under Section 12 of the Exchange Act, as well as persons who own 10% or more of a class of equity securities of such a corporation, file reports of their ownership of such securities, as well as monthly statements of changes in such ownership, with the corporation and the SEC. In accordance with section 16 of the Exchange Act, Mrs. Hagen, who is the only Hagen Nominee required to file such reports, has made all such necessary filings on a timely basis during 1999.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of February 26, 1999, based on the information contained in the Company's 1999 Proxy Statement for the Annual Meeting, the amount and percentage of the outstanding Class A Common Stock and Class B Common Stock beneficially owned by (i) each person who is known by Mrs. Hagen to own beneficially more than 5% of the Company's outstanding Class A Common Stock or Class B Common Stock, (ii) each Director and Company Nominees for Director, (iii) each current executive officer named in the Summary Compensation Table of the Company's 1999 Proxy Statement and (iv) all named executive officers and Directors of the Company as a group. The information set in the table includes all shares of Class A Common Stock and Class B Common Stock over which the named individuals, individually or together, share voting power or investment power, adjusted, however, to eliminate the reporting of shares more than once in order not to overstate the aggregate beneficial ownership of such persons and to reflect shares as to which the named individuals disclaim beneficial ownership.

                                                                                    SHARES OF     PERCENT OF
                                         SHARES OF CLASS A                           CLASS B      OUTSTANDING
                                           COMMON STOCK          PERCENT OF        COMMON STOCK     CLASS B
                                           BENEFICIALLY      OUTSTANDING CLASS A   BENEFICIALLY     COMMON
NAME OF INDIVIDUAL OR IDENTITY OF GROUP     OWNED(1)(2)        COMMON STOCK(3)     OWNED(1)(2)     STOCK(3)
---------------------------------------  -----------------   -------------------   ------------   -----------
5% SHAREHOLDERS
Black Interests Limited
  Partnership(4).......................      8,726,250              13.02%              390          12.70%
  Erie, Pennsylvania
Samuel P. Black & Associates,
  Inc.(4)..............................         24,000                 --                --             --
  Erie, Pennsylvania
Samuel P. Black, III(4)................        129,750                 --                20             --
  Erie, Pennsylvania
Hagen Family Limited
  Partnership(5)(6)....................     10,092,900              15.06%                1             --
  Erie, Pennsylvania
Susan Hirt Hagen(5)(6)(7)(12)..........      6,658,800               9.93%               12             --
  Erie, Pennsylvania
H.O. Hirt Trusts(5)(7)(12).............             --                 --             2,340          76.22%
  Erie, Pennsylvania
Hirt Family Limited Partnership(8).....     11,830,000              17.65%               --             --
  Erie, Pennsylvania
F. William Hirt(7)(8)(12)..............      1,861,287               2.78%               20             --
  Erie, Pennsylvania
Estate of Edward B. Young..............      3,557,440               5.31%              180           5.86%
  Erie, Pennsylvania
COMPANY DIRECTORS(9)
Peter B. Bartlett......................          3,000                 --                --             --
J. Ralph Borneman, Jr..................         60,000                 --                --             --
Patricia A. Goldman....................          1,650                 --                --             --
Gwendolyn S. King
Martin J. Lippert
Edmund J. Mehl.........................         10,545                 --                --             --
Stephen A. Milne.......................         24,281                 --                --             --
John M. Petersen(10)...................      2,557,402               3.82%                1             --
Jan R. Van Gorder......................        144,090                 --                 1             --
Harry H. Weil..........................            300                 --                --             --
Robert Charles Wilburn.................
EXECUTIVE OFFICERS(11)
John J. Brinling, Jr...................         14,044                 --                --             --
Philip A. Garcia.......................         90,365                 --                --             --
Douglas F. Ziegler.....................        105,876                 --                --             --
All Directors and Executive Officers as
  a Group (17 persons).................     42,334,540              63.16%            2,785          90.72%

---------------
 (1) Information furnished by the named persons.

 (2) Under the rules of the SEC, a person is deemed to be the beneficial owner of securities if he or she has, or shares, "voting power" (which includes the power to vote, or to direct the voting of, such securities) or "investment power" (which includes the power to dispose, or to direct the disposition, of such securities). Under these rules, more than one person may be deemed to be the beneficial owner of the same securities. Securities beneficially owned also include securities owned jointly, in whole or in part, or individually by the person's spouse, minor children or other relatives who share the same home. The table does not reflect shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock, each of which is currently convertible into 2,400 shares of Class A Common Stock.

 (3) Less than 1% unless otherwise indicated.

 (4) Samuel P. Black, III is President of Samuel P. Black & Associates. Samuel
     P. Black, III is the managing general partner and a limited partner of Black Interests Limited Partnership. Samuel P. Black, III has the right to vote the shares held by Samuel P. Black & Associates and Black Interests Limited Partnership. Samuel P. Black, III has sole voting power over 129,750 shares of Class A Common Stock and 10 shares of Class B Common Stock he owns directly and also has voting power over 10 shares of Class B Common Stock owned by his father Samuel P. Black, Jr. for whom he holds a durable power of attorney.

 (5) Susan Hirt Hagen and her husband, Thomas B. Hagen, are limited partners of this partnership. Mr. Hagen is the general partner of the partnership and has the sole right to vote such shares. Under the rules of the SEC, the maximum beneficial ownership of Class A Common Stock and Class B Common Stock which Susan Hirt Hagen and Thomas B. Hagen together could be deemed beneficially to have is 16,756,800 shares of Class A Common Stock, or 25.0% of the outstanding shares of Class A Common Stock, and 1,186 shares of Class B Common Stock, or 38.6% of the outstanding shares of Class B Common Stock. Mr. and Mrs. Hagen together could also be deemed the beneficial owners of an additional 2,846,400 shares of Class A Common Stock issuable upon the conversion of the 1,186 shares of Class B Common Stock they together could be deemed to own beneficially. If all 1,186 shares of Class B Common Stock Mr. and Mrs. Hagen together could be deemed to own beneficially were converted into Class A Common Stock, the maximum beneficial ownership of Class A Common Stock that Mr. and Mrs. Hagen together could be deemed to have would be 19,603,200 shares of Class A Common Stock, or 28.06% of the then outstanding shares of Class A Common Stock. Thomas B. Hagen disclaims beneficial ownership of the shares of Class A Common Stock and Class B Common Stock owned by Susan Hirt Hagen.

 (6) Excludes 5,100 shares of Class A Common Stock and 3 shares of Class B Common Stock owned by Thomas B. Hagen, the husband of Susan Hirt Hagen. Mrs. Hagen disclaims beneficial ownership of these shares.

 (7) There are two H.O. Hirt Trusts, one for the benefit of F. William Hirt and one for the benefit of Susan Hirt Hagen. Each of the H.O. Hirt Trusts is the record owner of 1,170 shares of Class B Common Stock, or 38.11% of the outstanding shares of Class B Common Stock. The trustees of the H.O. Hirt Trusts are F. William Hirt, Susan Hirt Hagen and Bankers Trust. Mr. Hirt and Mrs. Hagen, who are brother and sister, are each the beneficial owner of 1,170 shares of Class B Common Stock held by the H.O. Hirt Trusts.

 (8) F. William Hirt is the general partner of this partnership and has the sole right to vote such shares. Under the rules of the SEC, the maximum beneficial ownership of Class A Common Stock and Class B Common Stock which
     F. William Hirt could be deemed beneficially to have is 13,691,287 shares of Class A Common Stock, or 20.4% of the outstanding shares of Class A Common Stock, and 1,190 shares of Class B Common Stock, or 38.8% of the outstanding shares of Class B Common Stock. F. William Hirt could also be deemed the beneficial owner of an additional 2,856,000 shares of Class A Common Stock issuable upon the conversion of the 1,190 shares of Class B Common Stock he is deemed to own beneficially. If all 1,190 shares of Class B Common Stock F. William Hirt could be deemed to own beneficially were converted into Class A Common Stock, the maximum beneficial ownership of Class A Common Stock that F. William Hirt could be deemed to have would be 16,547,287 shares of Class A Common Stock, or 23.7% of the then outstanding shares of Class A Common Stock.

 (9) Excludes Directors listed under "5% Owners."

(10) Mr. Petersen disclaims beneficial ownership of 120,000 shares of Class A Common Stock owned by his wife, Gertrude E. Petersen, which have not been included in the total listed herein. However, these totals include 200,000 shares held in the Petersen Family Limited Partnership for which John Petersen is the general partner and retains the right to vote such shares.

(11) Excludes executive officers listed under "Directors."

(12) Although Class B shareholders have a right to convert one Class B share into 2,400 Class A shares, that right with respect to 2,340 Class B shares held by the H.O. Hirt Trusts as referenced in footnotes (5) and (8) above for Susan Hirt Hagen and F. William Hirt, respectively, is significantly restricted under the terms of the Trust Agreement. The Trust Agreement provides that in any such exchange or disposition, the affirmative vote of the corporate co-trustee is required in addition to one or both of the individual trustees. In addition, the Trust Agreement requires that if a disposition is made, which can be done only under limited conditions, then all, but not less than all, of those Class B shares must be so disposed; thereby, in effect, bringing the Trusts to an end.

                        COST AND METHOD OF SOLICITATION

     Mrs. Hagen will bear the costs of this solicitation. While no precise estimate of this cost can be made at the present time, Mrs. Hagen currently estimates that she will spend less than a total of $5,000 for her solicitation of proxies, including expenditures for attorneys, solicitors and advertising, printing, transportation and related expenses. As of March 8, 2000, Mrs. Hagen had not yet incurred any proxy solicitation expenses. In addition to soliciting proxies by mail, Mrs. Hagen may solicit proxies in person or by telephone or telecopy. Mrs. Hagen will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this proxy statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of the Company's capital stock.

             INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES

     Under the applicable regulations of the SEC, each of the Hagen Nominees is deemed to be a "participant" in Mrs. Hagen's solicitation of proxies. The following table sets forth the name, business address and principal occupation of the Hagen Nominees and any other person who may solicit proxies from Shareholders of the Company on behalf of Mrs. Hagen ("Participants"). The number of shares of capital stock of the Company owned by each of the Hagen Nominees is set forth in the table under "Nominees for Director." The number of shares of capital stock of the Company owned by each other Participant is set forth below. Unless otherwise indicated, none of the Participants has purchased or sold Common Stock of the Company within the past two years.

               NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS(1)

PATRICIA GARRISON-CORBIN
Founder, President and CEO,
P.C. Corbin & Company, Inc.
Two Commerce Square, Suite 3420
2001 Market Street
Philadelphia, PA 19103

KENNETH B. FRANK
Founder, President and CEO,
Technology Group, Inc.
36 South Charles Street
Baltimore, Maryland 21209

SUSAN HIRT HAGEN
Co-Trustee
H.O. Hirt Trusts
100 State Street, Suite 440
Erie, PA 16507-1456

SAMUEL P. KATZ
Founder, President & CEO
Enter Sport Capital Advisors, Inc.
One Bala Avenue, Suite 320
Bala Cynwyd, PA 19004

CLAUDE C. LILLY, III, PH.D.
Interim Dean
Belk College of Business Administration
University of North Carolina Charlotte
9201 University City Boulevard
Charlotte, NC 28223

HENRY N. NASSAU, ESQ.
Managing Director, General Counsel & Secretary
Internet Capital Group, Inc.
435 Devon Park Drive, Suite 803
Wayne, PA 19087
MITCHELL S. ROSENTHAL, M.D.
President & CEO
Phoenix House
164 West 74th Street
New York, NY 10023

GENERAL PERRY M. SMITH
President & CEO
Visionary Leadership, Ltd.
P.O. Box 15666
Augusta, GA 30919-1666

CHARLES D. SNELLING
President and CEO
The Snelling Company
711 Hamilton Mall
Allentown, PA 18101-2407

WILLIAM H. STARBUCK, PH.D.(2)
ITT Professor of Creative Management
Stern School of Business Administration
New York University
44 West 4th Street
New York, NY 10012-1126

JAMES M. TRAPP, ESQ.
Of Counsel
McDermott, Will & Emery
227 West Monroe Street, Suite 3100
Chicago, IL 60606-5096

ROGER W. RICHARDS, ESQ.
Richards & Associates, P.C.
100 State Street, Suite 440
Erie, Pennsylvania 16507-1456

---------------
(1) The companies named in the table above, to the extent that the Participant are officers of such companies, are deemed to be associates of such Participants. The addresses of such associates are as given above.

(2) Mr. Starbuck purchased 100 shares of Class A Common Stock on December 27, 1999.

     Except as described in this Proxy Statement, none of the Participants nor any of their respective affiliates or associates (together, the "Participant Affiliates"), (i) directly or indirectly beneficially owns any securities of the Company or of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a Shareholder, employee, officer or Director. Furthermore, except as described in this Proxy Statement, no Participant or Participant Affiliate is either a party to any transaction or series of transactions since January 1, 1998, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any Participant or Participant Affiliate had or will have, a direct or indirect material interest.

     Except as described in this Proxy Statement, no Participant or Participant Affiliates has entered into any agreement or understanding with any person respecting any (i) future employment by the Company or its affiliates or (ii) any transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Proxy Statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliates within the past year with any person with respect to any capital stock of the Company.

                             SHAREHOLDER PROPOSALS

     Any holder of Class B Common Stock who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company's proxy statement for its 2001 Annual Meeting of Shareholders must deliver such proposal in writing by not later than December 1, 2000 to the Company's Secretary at the Company's principal executive offices at 100 Erie Insurance Place, Erie, Pennsylvania 16530.

     Under the Bylaws as amended by the Board on August 16, 1999, if a Shareholder intends to submit a proposal (other than nominations of candidates for Director) at the 2001 Annual Meeting of Shareholders which is not eligible for inclusion in the proxy materials relating to that meeting in accordance with the previous sentence, the Company must receive written notice thereof not less than 90 nor more than 120 calendar days prior to the anniversary date on which the Company first mailed its proxy statement to Shareholders for the previous annual meeting of Shareholders. If, however, the annual meeting of Shareholders is called for a date which is not within 30 calendar days before or after the anniversary date of the previous annual meeting of Shareholders, any such notice must be received within five business days after the earlier of the date the Company shall have mailed notice of the annual meeting to its Shareholders or publicly disclosed the meeting date. In the case of a special meeting of Shareholders, the Company must receive written notice within five business days after the earlier of the date the corporation shall have mailed notice of the special meeting to its Shareholders or publicly disclosed the meeting date. Such notice shall set forth the information required under the proxy solicitation rules of the SEC if proxies were solicited for Shareholder consideration of such matter at a meeting of Shareholders.

     If a Shareholder intends to nominate candidates for Director at the 2001 Annual Meeting of Shareholders, the Company's Nominating Committee must receive a written proposal thereof not less than 90 nor more than 120 calendar days prior to the anniversary date on which the Company first mailed its proxy statement to Shareholders for the previous annual meeting of Shareholders. If, however, the annual meeting of Shareholders is called for a date which is not within 30 calendar days before or after the anniversary date of the previous annual meeting of Shareholders, any such proposal must be received within five business days after the earlier of the date the Company shall have mailed notice of the annual meeting to its Shareholders or publicly disclosed the meeting date. In the case of a special meeting of Shareholders, the Company's Nominating Committee must receive the written proposal within five business days after the earlier of the date the corporation shall have mailed notice of the special meeting to its Shareholders or publicly disclosed the meeting date. Such written proposal must set for (a) the Shareholder's name and address, (b) the name, age, business address and, if known, residence address of each person so proposed,
(c) the principal occupation or employment for the past five years of each person so proposed, (d) the number of shares of capital stock beneficially owned by each person so proposed and the earliest date of acquisition of such capital stock, (e) a description of any arrangement or understanding between each person so proposed and the proposing Shareholder with respect to such person's proposal, election as a Director, and actions to be proposed and taken by such person if elected as Director, (f) the written consent of each person so proposed to serve as Director if nominated and elected as a Director and (g) such other information regarding each such person as would be required under the proxy solicitation rules of the SEC if proxies were solicited for the election as a Director of each person so proposed.

                                          SUSAN HIRT HAGEN

March   , 2000

                                   IMPORTANT

1. Be sure to vote on the GOLD Proxy card. Mrs. Hagen urges you not to sign any proxy card which is sent to you by the Company.

2. If any of your shares are held in the name of a bank, broker or other nominee, please contact the person responsible for your account and direct him or her to vote on the GOLD Proxy "FOR" the Hagen Nominees, "FOR" the Alternative Proposal and "FOR" the approval of Brown, Schwab, Bergquist & Co. as the Company's independent public accountants for 2000.

3. If you have any questions or need assistance in voting your shares, please contact:

                            ROGER W. RICHARDS, ESQ.
                                 Richards & Associates, P.C.
                                 100 State Street, Suite 440
                                 Erie, Pennsylvania 16507-1456
                                 (814) 455-0370

                     PRELIMINARY COPY, SUBJECT TO COMPLETION
                               DATED MARCH 9, 2000

                             ERIE INDEMNITY COMPANY
                           CLASS B COMMON STOCK PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF SUSAN HIRT HAGEN

      I hereby appoint Susan Hirt Hagen as my proxy, with power of substitution, to vote all shares of Class B Common Stock of Erie Indemnity Company (the "Company") which I am entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Auditorium of the F.W. Hirt-Perry Square Building, 100 Erie Insurance Place (Sixth and French Streets), Erie, Pennsylvania 16530 at 3:00 p.m., local time, on Tuesday, April 25, 2000, and at any adjournment, postponement or continuation thereof, as follows:

--------------------------------------------------------------------------------

      THIS PROXY WILL BE VOTED AS SPECIFIED. IF A CHOICE IS NOT SPECIFIED,
         THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW, FOR THE
             ALTERNATIVE PROPOSAL AND FOR THE RATIFICATION OF BROWN,
          SCHWAB, BERGQUIST & CO. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR
                              THE COMPANY FOR 2000.

--------------------------------------------------------------------------------


[X]   Please mark your votes as in this example.

1.    Election of Directors                   Nominees:       Kenneth B. Frank, Patricia Garrison Corbin,
                                                              Susan Hirt Hagen, Samuel P. Katz,
                                                              Claude C. Lilly, III, Ph.D., Henry
                                                              N. Nassau, Esq., Mitchell S.
                                                              Rosenthal, M.D., General Perry M. Smith,
                                                              Ph.D., Charles D. Snelling,
                                                              William H. Starbuck, Ph.D. and
                                                              James M. Trapp, Esq.

      FOR the nominees listed above                           WITHHOLD AUTHORITY to vote for
                                                              the nominees listed above

             [_]                                                            [_]

      INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write that nominee's name in the space provided below.

      -------------------------------------------------------------------

2.    The Alternative Proposal

             FOR                      AGAINST                 ABSTAIN
             [_]                        [_]                     [_]

3.    Approve Appointment of  Brown, Schwab, Bergquist & Co. as Auditors for fiscal 2000

             FOR                      AGAINST                 ABSTAIN
             [_]                        [_]                     [_]

4.    In her discretion, on any other matters that may properly come before the meeting.

      Please sign exactly as your name appears hereon. When shares are held by two or more persons, all of them should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by the authorized person.

      Date
          --------------------                                 -------------------------
                                                                     (SIGNATURE)


                                                               -------------------------
                                                              (SIGNATURE IF HELD JOINTLY)

             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING
                             THE ENCLOSED ENVELOPE.